CINGULATE®

# Cingulate Therapeutics

## Developing next-generation drug candidates where standard-of-care treatments result in suboptimal outcomes

1Q 2022



# Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include all statements, other than statements of historical fact, regarding our current views and assumptions with respect to future events regarding our business, including statements with respect to our plans, assumptions, expectations, beliefs and objectives with respect to product development, clinical studies, clinical and regulatory timelines, market opportunity, competitive position, business strategies, potential growth opportunities and other statements that are predictive in nature.

These statements are generally identified by the use of such words as "may," "could," "should," "would," "believe," "anticipate," "forecast," "estimate," "expect," "intend," "plan," "continue," "outlook," "will," "potential" and similar statements of a future or forward-looking nature. Readers are cautioned that any forward-looking information provided by us or on our behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors disclosed in our filings with the Securities and Exchange Commission (SEC), including the "Risk Factors" section of our prospectus filed with the SEC on December 9, 2021. All forward-looking statements speak only as of the date on which they are made, and we undertake no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

# Cingulate Mission

## Cingulate will develop, shape market acceptance, and prepare to commercialize next-generation drug candidates in markets where currently prescribed standard-of-care treatments result in suboptimal outcomes for all stakeholders

### *Achievement Drives Shareholder and Team Member Value*

- ✓ Proprietary Precision Timed Release™ (PTR™) platform unlocks the possibility for ‘true’ once-daily, multi-dose tablets
- ✓ Lead pipeline candidates target $15.3Bn* ADHD stimulant market designed to provide substantial benefits addressing the shortcomings of currently available therapies by offering:
  - ✓ **‘Entire active-day’** duration and **fast onset of action**
  - ✓ **Elimination** of need for a **‘booster/recovery’ dose** of short-acting stimulant medication
  - ✓ **Improved tolerability** including minimization or **elimination of rebound/crash** symptoms associated with early medication **‘wear-off,’** and
  - ✓ **Reduced abuse and diversion** by eliminating the need for short-acting stimulant booster doses
- ✓ CTx-1301, pivotal, fixed-dose study is slated to begin in the second quarter of 2022. New Drug Application expected in the second half of 2023 via 505(b)(2) development pathway
- ✓ PTR™ pipeline candidates to leverage technology in multitude of other $1Bn+ potential indications

*Symphony Data. 12-months rolling through Feb 2021

# Targeting Treatment of ADHD - $18Bn US Market Opportunity

Frequently diagnosed, chronic pattern interfering with functioning / development

**~17 Million US ADHD Patients**

### Adult ADHD

- ~11M patients in the US and growing (65% of children with ADHD become Adults with ADHD)
- 4.4% of the US adult population
- ~20% receive treatment

### Children & Adolescents

- ~6.4M patients in the US
- 11.0% of the US under 18 population
- ~80% receive treatment

| Societal Impact of ADHD |
|---|
| Estimated annual incremental costs of $143 to $266 billion in the United States |
| Earn ~ 30% less and 10% less likely to be employed |
| >40% higher rate of car accidents |
| 2x greater divorce rate |
| 2x greater incidence of accidental death |
| 2x higher incarceration rate |

References: https://www.cdc.gov/ncbddd/adhd/data.html
Doshi et al. J Am Acad Child Adolesc Psychiatr. 2012;51(10):990-1002.

# $18 Billion US ADHD Market Dominated by Stimulants

**Stimulants 91% of US Market**
**$15.3Bn[1]**

**70 Million Prescriptions per Year[1]**

**Methylphenidates**

- Ritalin® / LA
- Concerta®
- Focalin® / XR
- CTx-1301 (d-MPH)

**Amphetamines**

- Vyvanse®
- Adderall® / XR
- Dexedrine®
- CTx-1302 (d-AMP)

**Non-Stimulants[1]: 9%**

- Atomoxetine
- Guanfacine
- Clonidine

✓ Despite multitude of options, patients' needs are still not being met even by the most widely prescribed extended-release ADHD medications

✓ 2017 IQVIA Survey of ADHD market found over 60% of providers were currently unsatisfied with available treatment options[3]

[1] Symphony Data. 12-months rolling through Feb 2021
[2] Outside the Box: Rethinking ADD/ADHD in Children and Adults A Practical Guide; First Edition, p. 185 Thomas E. Brown, PhD
[3] Unmet Needs in the Treatment of Pediatric and Adult ADHD, J. Rakesh MD et al, Psych Congress, Sept 2017, New Orleans, LA

# ADHD Market Currently Dominated by 4 Stimulant Products

## Major Unmet Medical Needs Persist

| ADHD BRANDS | APPROVED | ATTRIBUTES[1] | | UNMET NEEDS[1] | | | |
|---|---|---|---|---|---|---|---|
| | | Onset | Duration (less onset) | Fast Onset of Action ≤ 30 min | Entire Active-Day Efficacy* | Minimize Crash/Rebound | Avoid Booster[2] |
| Vyvanse® | 2007 | 2 hours | 12 hours | ✘ | ✘ | Data Not Available | ✘ |
| Adderall® XR | 2001 | 1 ½ hours | 10 ½ hours | ✘ | ✘ | Data Not Available | ✘ |
| Concerta® | 2000 | 2 hours | 10 hours | ✘ | ✘ | Data Not Available | ✘ |
| Focalin® XR | 2005 | 30 mins | 11½ hours | ✓ | ✘ | Data Not Available | ✘ |

$11.6B 76% Market Share ($)[2]

* Entire-active day efficacy defined as less than or equal to a 30 min onset of action with 14-16 hours of duration vs. placebo

[1] Information based upon product Package Inserts, and Summary Basis of Approvals for the approved products in chart and Ann C. Childress, Nathalie Beltran, Carl Supnet & Margaret D. Weiss (2021) Reviewing the role of emerging therapies in the ADHD armamentarium, Expert Opinion on Emerging Drugs, 26:1, 1-16.
[2] Symphony Data. 12-months rolling through Feb 2021

# ADHD Market Leaders Do Not Provide "Built-In Booster"

## Market Leaders Stop Delivery of Medication 4-5 Hours After Administration

| ADHD BRANDS | ATTRIBUTES[1] | | RELEASE PROFILES[1] | | |
|---|---|---|---|---|---|
| | Onset | Duration (less onset) | DOSE 1 / STYLE / TIME | DOSE 2 / STYLE / TIME | DOSE 3 / STYLE /TIME |
| Vyvanse® | 2 hours | 12 hours | 100% PRODRUG SUSTAINED RELEASE OVER 2 – 3 HOURS | 0 | 0 |
| Adderall® XR (and generics) | 1 ½ hours | 10 ½ hours | 50% IMMEDIATE RELEASE | 50% IMMEDIATE RELEASE AT HOUR 4 | 0 |
| Concerta® (and generics) | 2 hours | 10 hours | 22% IMMEDIATE RELEASE | 78% SUSTAINED RELEASE OVER 4-5 HOURS | 0 |
| Focalin® XR (and generics) | 30 mins | 11½ hours | 50% IMMEDIATE RELEASE | 50% IMMEDIATE RELEASE AT HOUR 4 | 0 |

[1] Information based upon product Package Inserts, and Summary Basis of Approvals

**60%**
use short-acting 'booster' dose
***every day!***

Source: Outside the Box: Rethinking ADD/ADHD in Children and Adults A Practical Guide; First Edition, p. 185 Thomas E. Brown, PhD

# Recent Launches Lack Meaningful Clinical Innovation

## Niche Delivery Platforms – Designed to Fail in ADHD

| ADHD BRANDS | ATTRIBUTES[1] | | UNMET NEEDS | | | |
|---|---|---|---|---|---|---|
| Product | Onset | Duration | Fast Acting (≤ 30 min) | Entire Active-Day Efficacy* | Avoid Crash/Rebound | Avoid Booster |
| Quillivant / Chew® XR | 60 mins | 8 hours | ✘ | ✘ | ✘ | ✘ |
| Mydayis® | 2 or 4 hrs | 16+ hours | ✘ | ✘ | ✘ | Potentially |
| Adzenys® ER/ODT | 60 mins | 8-9 hours | ✘ | ✘ | ✘ | ✘ |
| Cotempla® XR/ODT | 60 mins | 10-12 hours | ✘ | ✘ | ✘ | ✘ |
| Aptensio® XR | 60 mins | 9 hours | ✘ | ✘ | ✘ | ✘ |
| Evekeo® / ODT | 60 mins | 10 hours | ✘ | ✘ | ✘ | ✘ |
| Dynavel® XR Oral Susp. | 60 min | 13 hours | ✘ | ✘ | ✘ | ✘ |
| Zenzedi® | 60 mins | 4-5 hours | ✘ | ✘ | ✘ | ✘ |
| Jornay® PM (at night) | 2-hour window | 10-11 hours | ✘ | ✘ | ✘ | ✘ |
| Adhansia® XR | 60 mins | 12-13 hours | ✘ | ✘ | ✘ | ✘ |
| Azstarys® (summer 2021) | Failed Endpoint | Failed Endpoint | ✘ | ✘ | ✘ | ✘ |

* Entire-active day efficacy defined as less than or equal to a 30 min onset of action with 14-16 hours of duration vs. placebo

[1] Information based upon product Package Inserts and Summary Basis of Approvals and
Ann C. Childress, Nathalie Beltran, Carl Supnet & Margaret D. Weiss (2021) Reviewing the role of emerging therapies in the ADHD armamentarium, Expert Opinion on Emerging Drugs, 26:1, 1-16.

# The Cingulate Solution for ADHD Patients & Providers

MASTERY®
CTx-1301

ACCOMPLISH®
CTx-1302

CING-US-104-0223

# Cingulate's Precision Timed Release™ Platform Technology

## Disruptive Technology Changing the Paradigm of Oral Drug Delivery

- Our current pipeline candidates contain three releases of active pharmaceutical ingredient combined into one small tablet dosage form, smaller than many single dose ADHD products
- Each release is separated with a proprietary Erosion Barrier Layer (EBL), providing precise erosion that yields a consistent, predictable, and controlled drug release at prespecified time intervals
- Each of our current pipeline candidates are created using our proprietary specialized compression technology
- Manufacturing process capable of delivering real-time product release and distribution


Triple Release
Adderall
Single Dose
Vyvanse
Single Dose
Mucinex
Advil
TYLENOL 500
50mg


Immediate Release
Third Release
Second Release
Film Coat
Erosion Barrier Layers

# Unmet Needs Persist in ADHD

**NO ADHD product available today combines all unmet needs**

- ✓ Provide 'entire active-day' efficacy
- ✓ Fast onset of action
- ✓ Eliminate need for booster/recovery dose
- ✓ Avoid crash and rebound effect

**PTR technology affords our product candidates the following potential advantages over currently available ADHD treatments**

- ✓ Reduce abuse / diversion by eliminating booster
- ✓ Significantly improved tolerability
- ✓ Lower costs to patients, providers, and payers
- ✓ Ability to optimize with 8 dosage strengths
- ✓ Single-enantiomer API selection

# CTx-1301 (dMPH) and CTx-1302 (dAMP)

## Ideal Design Provides Exclusive Ability to Overcome Unmet Needs

| CINGULATE | TARGET ATTRIBUTES | | RELEASE PROFILES | | |
|---|---|---|---|---|---|
| | Onset | Duration (less onset) | DOSE 1 / STYLE / TIME | DOSE 2 / STYLE / TIME | DOSE 3 / STYLE /TIME |
| CTx-1301 | 30 mins | 14-16 hours | 35% IMMEDIATE RELEASE | 45% SUSTAINED RELEASE OVER 90 MINUTES AT HOUR 3 | 20% IMMEDIATE RELEASE AT HOUR 7 |
| CTx-1302 | 30 mins | 14-16 hours | 45% IMMEDIATE RELEASE | 35% SUSTAINED RELEASE OVER 90 MINUTES AT HOUR 3 | 20% IMMEDIATE RELEASE AT HOUR 7 |



6.25-mg

12.5-mg

18.75-mg

25-mg

31.25-mg

37.5-mg

43.75-mg

50 mg

# CTx-1301 Clinical Phase 2 Study Results

## Plasma dexmethylphenidate (dMPH) Concentration vs Time



Low Dose
Fast Onset
Controlled Descent
p<0.05
Extended Therapeutic Duration
3000
2500
2000
1500
1000
500
0
0
5
10
15
20
25
30
Focalin® XR 5-mg
CTx-1301 6.25-mg

- ✓ Extends duration for ‘**entire active-day**’ without the booster dose!
- ✓ Results demonstrate **fast onset** with the **desired controlled descent**
- ✓ Minimize ‘**crash/rebound**’ effect, common with available alternatives

# At the Individual Level, Tri-modal Delivery is Clear

## Entire Active-Day Efficacy, Stop the Crash & Rebound, Eliminate the Booster Dose

Subject ID: 01-504


CTx-1301 6.25-mg
Focalin XR 5-mg
CTx-1301 50-mg
Focalin XR 40-mg
1
2
3

Subject ID: 01-510


CTx-1301 6.25-mg
Focalin XR 5-mg
CTx-1301 50-mg
Focalin XR 40-mg
1
2
3

# CTx-1301 Demonstrated Significantly Lower Adverse Events

## 28.6% reduction in TEAE's related to CTx-1301 versus Focalin XR (14.3% difference)

| | Focalin XR 5 mg (n=41) | CTx-1301 6.25 mg (n=39) | Focalin XR 40 mg (n=43) | CTx-1301 50 mg (n=42) | All CTx-1301 (n=42) | All Focalin XR (n=44) |
|---|---|---|---|---|---|---|
| **Patients with at least one** | | | | | | |
| Treatment Emergent Adverse Events | 7 (17.1%) | 4 (10.3%) | 22 (51.2%) | 14 (33.3%) | 17 (40.5%) | 25 (56.8%) |
| Mild | 7 (17.1%) | 4 (10.3%) | 20 (46.5%) | 14 (33%) | 17 (40.5%) | 23 (52.3%) |
| Moderate | 0 | 0 | 2 (4.7%) | 0 | 0 | 2 (4.5%) |
| Severe | 0 | 0 | 0 | 0 | 0 | 0 |
| **TEAE Related to Study Drug** | **5 (12.2%)** | **3 (7.7%)** | **20 (46.5%)** | **13 (31.0%)** | **15 (35.7%)** | **22 (50.0%)** |
| AE Leading to Study or Drug Withdrawal | 1 (2.4%) | 0 | 1 (2.3%) | 0 | 0 | 2 (4.5%) |

**There were no serious adverse events.**

Source: CSR CTx-1301-001 Listing 16.2.7.1

# MASTERY® Planned Phase 3 Trials


2019 - 2021
2022
2023
2024
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
Phase 1 & 2
Formulation Study
Comparative BA Study
Food Effect Study n=26
NDA Preparation & Filing
Phase 3
Pediatric / Adolescent Fixed-Dose, Placebo-Controlled Trial n=300
Pediatric Efficacy & Safety Onset / Duration n~50
Dose-Optimization Extension (6-17 y/o)
Exploratory Endpoints

Target dates; actual timeline may vary

ACCOMPLISH® CTx-1302 Trials planned for initiation in 2023

# Cingulate Commercialization Strategy

## Changing dynamics in ADHD commercial landscape

- Vyvanse loss of exclusivity ~August 2023
- Concerta, Adderall XR, Focalin XR are all off-patent with no promotion
- New entrants lack major promotional efforts, field forces and revenue
- PBM's driven by rebate guarantees to payers; estimated at $3B last year*

## ADHD is a high brand utilization market with high-cost generics at 55-90% of branded drug cost*

## Cingulate goal:

- ➢ **Branded product of choice ~ Clinicians & Payers**
- ➢ **Dominate share of voice**
- ➢ **Strategic partnership with an established pharma player**
  - Psychiatry / Neurology & Pediatrics / Family Practice encompass 84% of ADHD market*
  - Specialty sales force of 125-150 professionals to communicate with neurology and psychiatry prescribers
  - Additional 125-150 professionals required, especially at launch, to communicate with pediatricians and family practice

*Symphony Data. 12-months rolling through Feb 2021

# Exclusivity: IP, Agreements, and Trade Secrets

## Intellectual property rights expected to provide exclusivity through 2035 at a minimum

- OralogiK™ Erosion Barrier Layer
  - Five (5) patents granted (US & Global) expiry dates ranging from 2031 to 2035,
  - One (1) OralogiK™ patent pending (US, Europe)
- Two (2) Cingulate product specific patents under prosecution with USPTO and global entities
  - Pharmacokinetics
  - Trimodal release of API
  - Pharmacodynamics
  - Formulation, Precise Timing, Ratio of API


HT-CVX-LS-U/3L

## Exclusivity agreements

- Compression technology exclusivity for branded Cingulate products
- Significant modifications and exclusive process technologies incorporated

## Trade Secrets

- Methods, tools, processes, designs, and equipment trade secrets

# Vast Pipeline of Next-Generation Medications Beyond ADHD

✓ Leverage our PTR platform in other therapeutics areas

✓ Market Criteria:

- $1Bn+ in peak sales
- Next-generation mediations with significant improvement over existing therapies

## Identified PTR™ Platform Pipeline Opportunities

**Near-Term Focus**

- Anxiety
- Insomnia
- Depression
- Bipolar Disorder
- Parkinson's Disease
- Cardiovascular Disorders

**Future Therapeutic Areas**

- Migraine
- Hypothyroidism
- Oral Oncology Medicines
- Psychosis
- Alzheimer's
- Pain (Non-Opioid)

# Cingulate Mission

**Cingulate will develop, shape market acceptance, and prepare to commercialize next-generation drug candidates in markets where currently prescribed standard-of-care treatments result in suboptimal outcomes for all stakeholders**

***Achievement Drives Shareholder and Team Member Value***

- ✓ Ensure the Company has the financial resources to execute our key corporate drivers
  - ✓ $15M in additional capital provides ability for Cingulate to submit New Drug Application for its lead asset, CTx-1301
  - ✓ Strategic partnership, Outside US licensing, equity raise, debt, etc.
- ✓ Further validate the Precision Timed Release™ (PTR™) Platform to drive immediate and future success
- ✓ Execute the CTx-1301 Regulatory and Clinical Trial Plan
- ✓ Enlighten the ADHD and Financial Markets to the Cingulate Value Propositions